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                                                                   EXHIBIT 10.28







                             RESTRICTED UNIT PLAN


                            Effective:  Award Date
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                               TABLE OF CONTENTS
                               -----------------

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                                                                           PAGE
                                                                           ----
Article I DEFINITIONS......................................................   1

Article II SHARES SUBJECT TO THE PLAN......................................   2

Article III RESTRICTED UNIT GRANT..........................................   2

Article IV RESTRICTED UNIT ACCOUNTS........................................   3
 4.1  Restricted Unit Account..............................................   3
 ---  -----------------------
 4.2  Account Credits And Debits...........................................   3
 ---  --------------------------

Article V VESTING..........................................................   3

Article VI INVESTMENT EXPERIENCE...........................................   3
 6.1  General..............................................................   3
 ---  -------

Article VII DISTRIBUTIONS..................................................   4
 7.1  Distribution of Shares and Notes.....................................   4
 ---  --------------------------------
 7.2  Form of Payment......................................................   4
 ---  ---------------

Article VIII ADMINISTRATION................................................   4
 8.1  Committee............................................................   4
 ---  ---------
 8.2  Rules For Administration.............................................   5
 ---  ------------------------
 8.3  Committee Action.....................................................   5
 ---  ----------------
 8.4  Delegation...........................................................   5
 ---  ----------
 8.5  Services.............................................................   5
 ---  --------

Article IX AMENDMENT AND TERMINATION.......................................   5

Article X GENERAL PROVISIONS...............................................   5
 10.1 Limitation Of Rights.................................................   5
 ---- --------------------
 10.2 Employment Rights....................................................   6
 ---- -----------------
 10.3 Assignment, Pledge Or Encumbrance....................................   6
 ---- ---------------------------------
 10.4 Investor Rights Agreement and Note Registration Rights Agreement.....   6
 ---- ----------------------------------------------------------------
 10.5 Binding Provisions...................................................   6
 ---- ------------------
 10.6 Governing Law........................................................   6
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 10.7 Pronouns.............................................................   6
 ---- --------
 10.8 Withholding..........................................................   6
 ---- -----------
 10.9 Effective Dates......................................................   7
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

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                                   ARTICLE I

                                  DEFINITIONS

          "Award Date" means the closing date of the transaction under the
           ----------
Master Sale Agreement, dated July 10, 2000, among Shell Oil Company, the Company, Resin Acquisition, LLC and RPP Holdings LLC (as assignee of Resin Acquisition, LLC).

          "Board of Directors" means the Board of Directors of the Company.
           ------------------

          "Cause" has the meaning set forth in the Employment Agreement.
           -----

          "Committee" has the meaning set forth in the Company's 2000 Stock
           ---------
Option Plan.

          "Common Stock" means the common stock, par value $1.00 per share, of
           ------------
the Company.

          "Company" means Resolution Performance Products Inc., a Delaware
           -------
corporation, or any successor in interest thereto.

          "Distribution Notice" has the meaning set forth in Section 7.1.
           -------------------                               -----------

          "Employment Agreement" means the employment agreement dated the date
           --------------------
hereof between Resolution Performance Products LLC, a Delaware limited liability company, and Marvin O. Schlanger.

          "Grant" means an award of Restricted Stock Units and Restricted Note
           -----
Units under the Plan.

          "Indenture" means the Indenture, dated as of the date hereof, with the
           ---------
Bank of New York as trustee, and pursuant to which the Company is authorized to issue Initial Notes (as defined therein) in the principal amount of 141,400,000, as it is amended, supplemented or restated from time to time.

          "Investor Rights Agreement" means the Investor Rights Agreement, dated
           -------------------------
as of the date hereof, among the Company and the holders party thereto, as it is amended, supplemented or restated from time to time.

          "Notes" means the 10.9% junior subordinated notes due 2012, dated as
           -----
of the date hereof, issued by the Company pursuant to the Indenture, as they are amended, supplemented or restated from time to time. Each Note represents an aggregate principal amount of $1,000 plus accrued interest.

          "Notes Registration Rights Agreement" means the notes registration
           -----------------------------------
rights agreement, dated as of the date hereof, among the Company and certain holders of the Notes, as it is amended, supplemented or restated from time to time.

          "Participant" means Marvin O. Schlanger.
           -----------

          "Plan" means the Company's Restricted Unit Plan as set forth herein
           ----
and as it is amended, supplemented or restated from time to time.

          "Realization Event" has the meaning set forth in the Company's 2000
           -----------------
Stock Option Plan, as it is amended, supplemented or restated from time to time.

          "Restricted Note Unit" means a unit awarded to a Participant pursuant
           --------------------
to Article 3, which represents an unfunded, conditional right to receive a Note
   ---------
in the future, and which is subject to certain restrictions.

          "Restricted Stock Unit" means a unit awarded to a Participant pursuant
           ---------------------
to Article 3, which represents an unfunded, conditional right to receive a share
   ---------
of Common Stock in the future, and which is subject to certain restrictions.

          "Restricted Unit Account" has the meaning set forth in Article III.
           -----------------------                               -----------

          "Termination of Relationship" has the meaning set forth in the
           ---------------------------
Company's 2000 Stock Option Plan, as it is amended, supplemented or restated from time to time.


                                  ARTICLE II

                          SHARES SUBJECT TO THE PLAN

          The Board of Directors has authorized the Plan which contemplates the issuance of shares of Common Stock and Notes pursuant to the Plan. The shares of Common Stock issued pursuant to the Plan may, in the discretion of the Board of Directors, be authorized but unissued shares, treasury shares or issued and outstanding shares that are purchased in the open market.

                                  ARTICLE III

                             RESTRICTED UNIT GRANT

          As of the Award Date, the Company shall credit the Participant's restricted unit account (the "Restricted Unit Account") with (i) 6,000
                              -----------------------
Restricted Stock Units, after giving effect to the filing of the Amended and Restated Certificate of Incorporation of the Company and the stock dividend to be issued on the Award Date, which represent a conditional right to receive a share of Common Stock per unit in the future, and which are subject to certain restrictions contained herein and (ii) 1,400 Restricted Note Units, which represent a conditional right to receive a Note per unit in the future.

                                   ARTICLE IV

                            RESTRICTED UNIT ACCOUNTS

4.1  Restricted Unit Account.
     -----------------------

     The Participant's Restricted Unit Account shall be credited with the Restricted Stock Units and Restricted Note Units awarded to the Participant hereunder and shall be subject to adjustment as provided in Section 6.1.
                                                            ------------

4.2  Account Credits And Debits.
     --------------------------

     All amounts credited to the Participant's Restricted Unit Account shall at all times prior to the dates specified in Article 7 be the sole and absolute
                                          ---------
property of the Company. The Restricted Unit Account shall be debited to the extent of any distributions made pursuant to Article 7.
                                             ---------

                                   ARTICLE V

                                    VESTING

     The rights of the Participant with respect to the Restricted Stock Units and Restricted Note Units awarded hereunder shall be fully vested and nonforfeitable at all times. To the extent provided in Article VII, the
                                                        -----------
Participant shall become entitled to receive (i) certificates for shares of Common Stock corresponding to such Restricted Stock Units credited to the Participant's Restricted Unit Account on the applicable date identified in
Article VII and (ii) instruments evidencing the amount of Notes corresponding to
-----------
such Restricted Note Units credited to the Participant's Restricted Unit Account on the applicable date identified in Article VII.
                                     -----------

                                   ARTICLE VI

                             INVESTMENT EXPERIENCE

6.1  General.
     -------

          (a) The Participant's Restricted Unit Account shall be deemed to be invested in Restricted Stock Units and Restricted Note Units. The Committee will credit and adjust the Participant's Restricted Unit Account, as provided in Sections 4.1 and 4.2, by the amounts by which the Participant's Restricted Unit
------------     ---
Account would have increased or been adjusted if it had been invested in Common Stock and Notes. The deemed investment is to be used only for the purpose of valuing the Participant's Restricted Unit Account. Any investments actually made by the Committee will be made solely in the name of the Company and will remain the property of the Company.

          (b) If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, in each case on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, the number and kinds of shares in which the Restricted Unit Account is deemed invested shall be adjusted proportionately and accordingly by the Company. The Restricted Unit Account also shall be credited and adjusted for any interest that accrues or is paid on the Notes. If any amount is paid with respect to principal of the Notes, including any redemption, the Restricted Unit Account will be credited in the form of Restricted Stock Units for the cash received in respect of such payment and shall be debited in the form of Restricted Note Units for any Notes that have been redeemed in connection with such payment.


                                  ARTICLE VII

                                 DISTRIBUTIONS

7.1  Distribution of Shares and Notes.
     --------------------------------

     Except as otherwise provided herein, as soon as practicable after the earliest to occur of (A) the date the Participant becomes 65 years of age, (B) the date of a Termination of Relationship or (C) immediately prior to the consummation of a Realization Event or any merger or consolidation in which the Company is not the surviving entity, the Company shall issue to the Participant
(i) certificates for shares of Common Stock corresponding to the number of Restricted Stock Units credited to the Participant's Restricted Unit Account as of the earliest of such dates and (ii) Notes corresponding to the number of Restricted Note Units credited to the Participant's Restricted Unit Account as of the earliest of such dates. The Participant may elect at any time earlier than the dates specified in the preceding sentence, which election shall be irrevocable, by delivering written notice (the "Distribution Notice") to the
                                                -------------------
Company, to have the Restricted Unit Account distributed in part or in full; provided that, such distribution shall not occur prior to the one year anniversary of the Company's receipt of the Distribution Notice. For purposes of Section 10.4 hereof, the issuances contemplated by this Section 7.1 shall be
   ------------                                            -----------
deemed to have occurred immediately prior to any Termination of Relationship.

7.2  Form of Payment.
     ---------------

     The value of the Restricted Unit Account shall be distributed to the Participant in shares of Common Stock and Notes. The Participant shall have no right to receive any payments hereunder in a form other than shares of Common Stock or Notes.



                                  ARTICLE VIII

                                 ADMINISTRATION

8.1  Committee.
     ---------

     The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in the Committee.

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8.2  Rules For Administration.
     ------------------------

     Subject to the limitations of the Plan, the Committee may from time to time establish rules and procedures for the administration and interpretation of the Plan and the transaction of its business as the Committee may deem necessary or appropriate. The determination of the Committee as to any disputed question shall be conclusive.

8.3  Committee Action.
     -----------------

     Any act which the Plan authorizes or requires the Committee to do may be done by a majority of its members. The action of such majority, expressed from time to time by a vote at a meeting (a) in person, (b) by telephone or other means by which all members may hear one another or (c) in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

8.4  Delegation.
     -----------

     The Committee may authorize one or more of its members to execute or deliver any instrument, make any payment or perform any other act which the Plan authorizes or requires the Committee to do.

8.5  Services.
     ---------

     The Committee may employ or retain agents to perform such clerical, accounting and other services as the Committee may require in carrying out the provisions of the Plan.

                                   ARTICLE IX

                           AMENDMENT AND TERMINATION

     The Company, by action of the Board of Directors or the Committee, may at any time or from time to time modify or amend any or all of the provisions of the Plan or may at any time terminate the Plan provided that the Company may not amend Article VII to adversely affect the Participant's rights under such
      -----------
Article VII without the Participant's consent.
-----------

                                   ARTICLE X

                               GENERAL PROVISIONS

10.1 Limitation Of Rights.
     ---------------------

     The Participant shall not have any right to any payment or benefit hereunder except to the extent provided in the Plan.

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10.2 Employment Rights.
     ------------------

     The employment rights of the Participant shall not be enlarged, guaranteed or affected by reason of any of the provisions of the Plan.

10.3 Assignment, Pledge Or Encumbrance.
     ---------------------------------

     The rights of the Participant under the Plan shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, other than (A) by will or (B) by the laws of descent or distribution, provided that the rights of any transferee of the Participant shall not be greater than the rights of the Participant hereunder. The foregoing restriction shall be in addition to any restrictions imposed by applicable law on the Participant's ability to dispose of Restricted Stock Units and Restricted Note Units awarded under the Plan.

10.4 Investor Rights Agreement and Note Registration Rights Agreement.
     ----------------------------------------------------------------

     The rights of the Participant upon a distribution of shares of Common Stock and Notes pursuant to this Plan shall be governed by the Investor Rights Agreement, the Notes, the Notes Registration Rights Agreement and the Indenture. The Participant hereby agrees to become a party to the Investor Rights Agreement upon such distribution and the Notes Registration Rights Agreement upon such distribution.

10.5 Binding Provisions.
     ------------------

     The provisions of this Plan shall be binding upon the Participant and upon the Company, and their respective heirs, executors, administrators, and assigns.

10.6 Governing Law.
     -------------

     The validity and interpretation of the Plan and of any of its provisions shall be construed under the laws of the State of Delaware without giving effect to the choice of law provisions thereof.

10.7 Pronouns.
     --------

     The masculine pronoun shall be deemed to include the feminine wherever it appears in the Plan unless a different meaning is required by the context.

10.8 Withholding.
     -----------

     The Committee shall have the right to make such provisions as it deems appropriate to satisfy any obligation of the Company to withhold federal, state or local income or other taxes incurred by reason of operation of the Plan, including but not limited to at any time requiring the Participant to submit payment to the Company for such taxes, or withholding such taxes from any payments due to the Participant from the Company.

                                       6
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10.9 Effective Dates.
     ---------------

     This Plan shall be effective as of the Award Date.

                                   * * * * *

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